UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 23, 2009 (June 23, 2009)

Brookdale Senior Living Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

111 Westwood Place, Suite 200, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(615) 221-2250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           At the 2009 annual meeting of stockholders of Brookdale Senior Living Inc. (the “Company”) held on June 23, 2009, our stockholders approved the Brookdale Senior Living Inc. Omnibus Stock Incentive Plan, as amended and restated (the “Plan”). The amended and restated Plan became effective as of June 23, 2009.

The following is a summary of the material provisions of the Plan.  This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan filed as Exhibit 10.1 hereto, which is incorporated herein by reference.  Additional information regarding the Plan was included in the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 14, 2009.  Such information is also incorporated herein by reference.

The Plan is an incentive plan designed to strengthen the commitment of our employees, directors and consultants, motivate them to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons who are essential to the success of our business and whose efforts will result in our long-term growth and profitability.  The Plan is also designed to meet the requirements of Section 162(m) of the Internal Revenue Code for “performance-based” compensation.  The Company’s stockholders initially approved the Plan in October 2005 and approved certain amendments to the Plan in May 2006. The Board of Directors, pursuant to its authority under the Plan, has also previously amended the Plan to make certain changes required by law, including Section 409A of the Internal Revenue Code, and to make miscellaneous clarifications to the Plan’s language.

The Plan initially authorized 2,000,000 shares of common stock for issuance. The Board of Directors and stockholders approved a 2,500,000 share increase on May 12, 2006.  On June 23, 2009, as part of the adoption of the amended and restated Plan, the Company’s stockholders approved an additional 6,000,000 share increase.  Under the terms of the Plan, the number of shares available for issuance also increases on the first day of each fiscal year beginning January 1, 2006 by the lesser of (1) 400,000 shares and (2) 2% of the number of outstanding shares of our common stock on the last day of the immediately preceding fiscal year.

Eligibility

Under the Plan, the Company may award stock options, stock appreciation rights, restricted shares, deferred shares, performance shares, unrestricted shares, other stock-based awards and performance awards to the Company’s officers, key employees, directors and consultants.  Actual awards are made only at the discretion of the Compensation Committee.

Maximum Grant

All shares of our common stock that are available for the grant of awards under the Plan may be granted as incentive stock options.  The maximum aggregate number of shares that will be subject to stock options or stock appreciation rights that may be granted to any individual who is likely to be a “covered employee” under Section 162(m) during any fiscal year will be 500,000 and the maximum aggregate number of shares that will be subject to awards of restricted stock, deferred shares, unrestricted shares or other stock-based awards that may be granted to any such individual during any fiscal year will be 500,000.

Administration

The Plan was initially administered by our Board of Directors, and is now administered by a committee of our Board of Directors that complies with the applicable requirements of Section 162(m) of the Internal Revenue Code, Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (the board or committee being sometimes referred to as the ‘‘plan administrator’’). The plan administrator may interpret the Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the Plan. The Plan permits the plan administrator to select the directors, key employees, and consultants who will receive awards, to determine the terms and conditions of those awards, including but not limited to the exercise price, the number of shares subject to awards, the term of the awards and the vesting schedule applicable to awards, and to amend the terms and conditions of outstanding awards, including but not limited to reducing the exercise price of such awards, extending the exercise period of such awards and accelerating the vesting schedule of such awards.

Stock Options

We may issue incentive stock options or non-qualified stock options under the Plan. The incentive stock options, or ISOs, granted under the Plan are intended to qualify as ‘‘incentive stock options’’ within the meaning of Section 422 of the Code and may only be granted to our employees or any employee of any of our subsidiaries. The option exercise price of all stock options granted under the Plan will be determined by the plan administrator, except that any incentive stock option or any stock option intended to qualify as performance-based compensation under Section 162(m) will not be granted at a price that is less than 100% of the fair market value of the stock on the date of grant. Further, the exercise price of ISOs granted to stockholders who own greater than 10% of the voting stock will not be granted at a price less than 110% of the fair market value of the stock on the date of grant. The term of all stock options granted under the Plan will be determined by the plan administrator, but may not exceed ten years (five years for ISOs granted to stockholders who own greater than 10% of the voting stock). To the extent that the aggregate fair market value (as of the date the options were granted) of shares subject to ISOs granted to an optionee that first become exercisable in any calendar year exceed $100,000, the excess options will be treated as non-qualified stock options. Each stock option will be exercisable at such time and pursuant to such terms and conditions as determined by the plan administrator in the applicable stock option agreement.

Unless the applicable stock option agreement provides otherwise, in the event of an optionee’s termination of employment or service for any reason other than cause, retirement, disability or death, such optionee’s stock options (to the extent exercisable at the time of such termination) generally will remain exercisable until 90 days after such termination and will then expire. Unless the applicable stock option agreement provides otherwise, in the event of an optionee’s termination of employment or service due to retirement, disability or death, such optionee’s stock options (to the extent exercisable at the time of such termination) generally will remain exercisable until one year after such termination and will then expire. Stock options that were not exercisable on the date of termination will expire at the close of business on the date of such termination. In the event of an optionee’s termination of employment or service for cause, such optionee’s outstanding stock options will expire at the commencement of business on the date of such termination.

In the event of a change in control (as defined below), unless each outstanding stock option is assumed, continued or substituted pursuant to the change in control transaction’s governing document, such stock options will become fully vested and exercisable immediately prior to the effective date of such change in control and will expire upon the effective date of such change in control. Unless otherwise determined by the plan administrator and evidenced in an award agreement, if a change in control transaction occurs that includes a continuation, assumption or substitution of stock options, and an optionee’s employment with the Company or any acquiring entity or affiliate thereof is terminated by the employer other than for cause on or after the effective date of the change in control but prior to the first anniversary of the effective date of the change in control, then 50% of the optionee’s outstanding and unvested options will become fully vested and exercisable as of the date of such termination and the restrictions will lapse (or performance goals will be deemed to be achieved) with respect to 50% of the shares covered by any other award. The term ‘‘change in control’’ generally means: (1) any person or entity (other than (a) an affiliate of Fortress Investment Group LLC or any managing director, general partner, director, limited partner, officer or employee of any such affiliate of Fortress or (b) any investment fund or other entity managed directly or indirectly by Fortress or any general partner, limited partner, managing member or person occupying a similar role of or with respect to any such fund or entity) becomes the beneficial owner of our securities representing 50% of our then outstanding voting power; (2) the consummation of a merger of us or any of our subsidiaries with any other corporation, other than a merger immediately following which our Board of Directors immediately prior to the merger constitute at least a majority of the board of directors of the company surviving the merger or, if the surviving company is a subsidiary, the ultimate parent thereof; or (3) our stockholders approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale of all or substantially all of the Company’s assets, other than (a) a sale of such assets to an entity, at least 50% of the voting power of which is held our stockholders following the transaction in substantially the same proportions as their ownership of us immediately prior to the transaction or (b) a sale of such assets immediately following which our Board of Directors immediately prior to such sale constitute at least a majority of the board of directors of the entity to which the assets are sold or, if that entity is a subsidiary, the ultimate parent thereof.

Stock Appreciation Rights

Stock appreciation rights, or SARs, may be granted under the Plan either alone or in conjunction with all or part of any stock option granted under the Plan. A stand-alone SAR granted under the Plan entitles its holder to receive, at the time of exercise of the SAR and surrender of all or part of the related stock option, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of common stock over a specified price fixed by the plan administrator (which must be no less than the fair market value at the date of grant). A SAR granted in conjunction with all or part of a stock option under the Plan entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of common stock over the exercise price of the related stock option. In the event of a participant’s termination of employment or service, stand-alone SARs will be exercisable at such times and subject to such terms and conditions determined by the plan administrator on or after the date of grant, while SARs granted in conjunction with all or part of a stock option will be exercisable at such times and subject to terms and conditions as set forth for the related stock option. SARs will be designed to comply with Section 409A of the Code.

Restricted Shares

Restricted shares, deferred shares and performance shares may be granted under the Plan. The plan administrator will determine the purchase price, performance period and performance goals, if any, with respect to the grant of restricted shares, deferred shares and performance shares. Except as otherwise provided in an award document, a participant granted restricted shares or performance shares will generally not have the right to receive dividends or vote with respect to such shares until such shares have vested. With respect to deferred shares, during the restricted period, subject to the terms and conditions imposed by the plan administrator, the deferred shares may be credited with dividend equivalent rights. If the performance goals and other restrictions are not satisfied, the participant will forfeit his or her shares of restricted shares, deferred shares and/or performance shares. Subject to the provisions of the Plan and applicable award agreement, the plan administrator has sole discretion to provide for the lapse of restrictions in installments or the acceleration or waiver of restrictions (in whole or part) under certain circumstances, including, but not limited to, the attainment of certain performance goals, a participant’s termination of employment or service or a participant’s death or disability.

Other Stock-Based Awards

The administrator is also authorized to grant other stock-based awards to participants, which may include restricted stock units, dividend equivalents or performance units, each of which may be subject to the attainment of performance goals or a period of continued employment or other terms or conditions as permitted by the Plan.

Performance Awards and Goals

Performance awards may be granted by the administrator under the Plan.  A performance award consists of a right that is (i) denominated in cash or common stock, (ii) valued, as determined by the administrator, in accordance with, or subject to, the achievement of such performance goals during such performance periods as the administrator shall establish, and (iii) payable at such time and in such form as the administrator shall determine.  Performance awards may be paid in a lump sum or in installments or on a deferred basis.  Termination of a participant’s employment prior to the end of any performance period will result in the forfeiture of the performance award for that period, and no payments will be made with respect to that period, except that the administrator at or after grant may provide that certain performance awards may be paid upon termination by the Company other than for cause or upon termination due to death or disability.

Performance awards or performance shares granted under the Plan may be made subject to the attainment of performance goals based on one or more of the following criteria: (i) earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) common stock price or total stockholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; (xvii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xviii) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; (xix) CFFO, CFFO per share or other operating cash flow measures; (xx) Facility Operating Income, or FOI, or FOI per share; (xxi) Adjusted EBITDA or Adjusted EBITDA per share; (xxii) net operating income, or NOI, or NOI per share; and (xxiii) any combination of, or a specified increase in, any of the foregoing.  Any performance awards granted to covered employees must be based solely upon one or more of these performance goals.

Under the Plan, the maximum annual number of shares in respect of which all performance awards may be granted to a covered employee is 500,000 shares and the maximum value of all performance awards settled in cash that may be granted to a covered employee with respect to any annual period is $2,000,000.

No later than 90 days following the commencement of a performance period (or such other time as may be required or permitted under Section 162(m) of the Internal Revenue Code), the Compensation Committee must, in writing (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts which may be earned for such performance period, and (iii) specify the relationship between performance goals and targets and the amounts to be earned by each participant for the performance period.

Merger, Consolidation, or Other Change in Corporate Structure

In the event of a merger, consolidation, reorganization, recapitalization, stock dividend or other change in corporate structure, the plan administrator may make an equitable substitution or proportionate adjustment in (1) the aggregate number of shares reserved for issuance under the Plan, (2) the maximum number of shares that may be subject to awards granted to any participant in any calendar or fiscal year, (3) the kind, number and exercise price of shares subject to outstanding stock options and SARs granted under the Plan, and (4) the kind, number and purchase price of shares subject to outstanding awards of restricted shares, deferred shares, performance shares, other stock-based awards or performance awards granted under the Plan, provided that no such adjustment will cause any award under the Plan that is or becomes subject to section 409A of the Code to fail to comply with the requirements of that section. In addition, the plan administrator, in its discretion, may terminate all awards with the payment of cash or in-kind consideration.

Amendment, Alteration and Termination

The terms of the Plan provide that the Board of Directors may amend, alter or terminate the Plan, but no such action may impair the rights of any participant with respect to outstanding awards without the participant’s consent. The plan administrator, however, reserves the right to amend, modify or supplement an award to either bring it into compliance with Section 409A of the Code, or to cause the award not to be subject to such Section. Unless the Board determines otherwise, stockholder approval of any such action will be obtained if required to comply with applicable law. The Plan will terminate on October 13, 2015.

As noted above, participants in the Plan are generally selected in the discretion of the Compensation Committee from among the Company’s officers, key employees, directors and consultants.  Thus, the benefits or amounts that will be received by or allocated to any individual or group generally are not determinable.

Section 9 — Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

10.1	Brookdale Senior Living Inc. Omnibus Stock Incentive Plan, as amended and restated effective June 23, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

Date:	June 23, 2009	By:	/s/ T. Andrew Smith
		Name:	T. Andrew Smith
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Brookdale Senior Living Inc. Omnibus Stock Incentive Plan, as amended and restated effective June 23, 2009.